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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 2-93028) pertaining to the Furon Company Employees' Profit-Sharing-Retirement Plan, of our report dated June 24, 1994, with respect to the financial statements and schedules of the Furon Company Employees' Profit-Sharing-Retirement Plan included in this Annual Report (Form 11-K) for the year ended April 30, 1994.


                                                    ERNST & YOUNG

Orange County, California
July 13, 1994